Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Ordinary Shares of Celanese AG, a German stock corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

DATE:	March 12, 2004

BCP CRYSTAL ACQUISITION GMBH & CO. KG

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BCP ACQUISITION GMBH & CO. KG

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BCP HOLDINGS GMBH

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BCP MANAGEMENT GMBH

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BCP LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

		By:	/s/ Chinh Chu

			Name:	Chinh Chu
			Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

		By:	/s/ Chinh Chu

			Name:	Chinh Chu
			Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) IV-A L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

		By:	/s/ Chinh Chu

			Name:	Chinh Chu
			Title:	Authorized Person

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P.

By:	Blackstone LR Associates (Cayman) IV Ltd., its general partner

	By:	/s/ Chinh Chu

		Name:	Chinh Chu
		Title:	Authorized Person

BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD.

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

/s/ Peter G. Peterson

PETER G. PETERSON

/s/ Stephen A. Schwarzman

STEPHEN A. SCHWARZMAN

BLACKSTONE CRYSTAL HOLDINGS CAPITAL PARTNERS (CAYMAN) IV LTD.

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 1

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS (CAYMAN) LTD. 2

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person

BCP CRYSTAL HOLDINGS LTD. 2

By:	/s/ Chinh Chu

	Name:	Chinh Chu
	Title:	Authorized Person